UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2006
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (218) 327-3434
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 21, 2006, A.S.V., Inc. (“ASV”) issued a press release disclosing its initial financial outlook for 2007 which included a discussion of its estimated anticipated net sales and anticipated earnings per share for the twelve months ending December 31, 2007.
For additional information, see the press release included as Exhibit 99 hereto.
Item 9.01 Financial Statements and Exhibits.
d.	Exhibits

Exhibit	Description of Exhibit
99	Press release dated December 21, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 21, 2006

A.S.V., Inc.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99	Press release dated December 21, 2006